1
Historical Financial Metrics by Silo
in millions
1
Intercompany items include royalties, shared service fees and other intercompany items (excluding intercompany rent).
2
Domestic consolidates intercompany rent to Propco I of $180 million, $202 million and $185 million in FY’15, FY’14 and FY’13, respectively, and rent to Propco II of $102 million, $104 million and $101 million in FY’15, FY’14 and FY’13, respectively.
3
Europe (ex. UK) consolidates intercompany rent to France Propco $8 million, $10 million and $10 million in FY’15, FY’14 and FY’13, respectively, and rent to Spain Propco of $16 million, $19 million and $20 million in FY’15, FY’14 and FY’13, respectively.
4
UK consolidates intercompany rent to UK Propco of $36 million, $38 million and $39 million in FY’15, FY’14 and FY’13, respectively.
5
Represents 100% of Toys (Labuan) Holding Limited (“Asia JV”) results.
6
Includes fees from licensed operations.
7
Includes Domestic and Other International.
The table above was provided for informational purposes only and is not representative of how the Company manages the business
7
7
7
7
7
7
7
7
7
7
Europe
Other
Corporate
Domestic
2
Canada
(ex. UK)
3
UK
4
Australia
Japan
Asia JV
5
Intl.
6
& Other
Total
Fiscal Year 2015
Adj. EBITDA (pre-Interco)
$659
$85
$114
$51
$1
$85
$54
$15
($264)
$800
Intercompany
Items
1
(87)
(5)
(41)
(15)
(3)
(25)
(13)
--
189
--
Cash Interest
NA
11
6
28
--
2
--
--
346
393
Capital Expenditures
145
8
22
7
3
19
15
--
--
219
Ending Cash
NA
13
207
16
2
146
73
NA
223
680
Ending Debt
NA
122
61
375
--
50
--
NA
4,135
4,743
Ending Cash (Local Currency)
NA
CAD 18
€
204
£11
AUD 4
JPY 17,732
HKD 597
NA
NA
NA
Ending Debt (Local Currency)
NA
CAD 171
€
57
£263
AUD --
JPY 6,033
HKD --
NA
NA
NA
Fiscal Year 2014
Adj. EBITDA (pre-Interco)
$545
$72
$124
$37
$1
$77
$43
$18
($275)
$642
Intercompany
Items
1
(89)
(5)
(48)
(19)
(3)
(25)
(12)
--
201
--
Cash Interest
NA
1
8
30
--
3
--
--
338
380
Capital Expenditures
124
12
21
6
2
24
18
--
--
207
Ending Cash
NA
15
251
13
2
149
50
NA
218
698
Ending Debt
NA
121
87
396
--
64
--
NA
4,120
4,788
Ending Cash (Local Currency)
NA
CAD 19
€
228
£9
AUD 3
JPY 17,530
HKD 396
NA
NA
NA
Ending Debt (Local Currency)
NA
CAD 155
€
77
£263
AUD --
JPY 7,486
HKD --
NA
NA
NA
Fiscal Year 2013
Adj. EBITDA (pre-Interco)
$463
$88
$140
$45
($5)
$54
$35
$20
($257)
$583
Intercompany
Items
1
(92)
(7)
(54)
(20)
(4)
(35)
(11)
--
223
--
Cash Interest
NA
1
9
32
--
4
--
--
412
458
Capital Expenditures
113
19
22
7
1
23
14
--
39
238
Ending Cash
NA
170
205
8
2
15
40
NA
204
644
Ending Debt
NA
--
135
433
--
98
12
NA
4,341
5,019
Ending Cash (Local Currency)
NA
CAD 190
€
167
£5
AUD 2
JPY 1,495
HKD 270
NA
NA
NA
Ending Debt (Local Currency)
NA
CAD --
€
100
£263
AUD --
JPY 10,021
HKD 94
NA
NA
NA
Memo:
Q3'15 Ending Cash
NA
$10
$55
$24
$2
$12
$60
NA
$233
$396
Exhibit 99.2

FY’15 Average Cash & Debt Balances
Other Select Financial Disclosures
$’s in millions
1
Adjusted EBITDA for international Propcos assumed to equal net intercompany rent and serves as a proxy for net operating income.
2
During FY’15, Propco I had cash interest expense of $58 million, a $4 million straight line rent adjustment and $28 million in debt repayments (excluding $16 million relating to asset sales).
3
Average cash balance for the last four quarters (Q1’15-Q4’15).
4
Year-end face value of permanent debt plus average revolving credit facility borrowings for the last four quarters (Q1’15-Q4’15).
5
Includes “core cash” which represents cash in stores, in-transit, and minimum bank account levels. The Company estimates that approximately 12% of consolidated year-end balance sheet cash constitutes core cash.
6
Cash dominion threshold is greater of GBP 12 million or 12.5% of Borrowing Base.
The tables above were provided for informational purposes only and is not representative of how the Company manages the business
FY’15 Propco Adj. EBITDA & Cash Balance
Europe/Australia Historical Liquidity Detail
Spain
France
UK
Propco
1
Propco
1
Propco
1
Propco I
2
Adj. EBITDA
$16
$8
$36
$178
Cash as of FYE'15
2
12
3
85
Cash as of Q3'15
8
10
3
77
European
ABL Group
Spain
(ex. Propcos)
Japan
Propco
Propco
I
Asia JV
FY'15 Average Cash
3
$100
$46
$5
$100
$63
FY'15 Average Debt
4
57
75
--
934
6
FY 2013
FY 2014
FY 2015
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
Q4'15
Cash
5
$216
$96
$94
$99
$267
$85
$82
$81
$225
Cash Dominion Threshold
6
20
20
20
25
18
18
19
24
17
UK & France Propco Cash
8
8
12
10
11
11
14
13
15

Supplemental FY 2015 Adj. EBITDA Reconciliation
$’s in millions
1
Represents 100% of Toys (Labuan) Holding Limited ("Asia JV") results.
2
Operating earnings amount for Asia JV includes $2M of sub-licensing revenue related to Macau and the Philippines.
The table above was provided for informational purposes only and is not representative of how the Company manages the business
Propco I
Operating earnings
$150
Depreciation and amortization
26

EBITDA
$176
Adjustments:
Impairment of long-lived assets
9

Net gains on sales of properties
(7)

Total Adjustments
2

Adjusted EBITDA
$178
Europe
Other
Corporate
Domestic
Canada
(ex. UK)
UK
Australia
Japan
Asia JV
1
Intl.
& Other
Total
Operating
earnings
(loss)
2
$484
$56
$78
$33
($3)
$54
$38
$15
($377)
$378
Depreciation and amortization
180
15
27
14
4
31
16
-
56
343
EBITDA
$664
$71
$105
$47
$1
$85
$54
$15
($321)
$721
Adjustments:
Compensation expense
-
-
1
1
-
-
-
-
22
24
Sponsors’ management and advisory fees
-
-
-
-
-
-
-
-
6
6
Severance
4
3
7
2
-
-
-
-
8
24
Store closure costs
6
-
1
-
-
-
-
-
-
7
Property losses, net of insurance recoveries
(1)
-
-
-
-
-
-
-
-
(1)
Litigation
-
-
-
-
-
(1)
-
-
-
(1)
Certain transaction costs
-
-
-
1
-
-
-
-
12
13
Foreign currency re-measurement
-
11
-
-
-
-
-
-
-
11
Impairment of long-lived assets
6
-
-
-
-
1
-
-
9
16
Net gains on sales of properties
(20)
-
-
-
-
-
-
-
-
(20)
Total Adjustments
(5)
14
9
4
-
-
-
-
57
79
Adjusted EBITDA
$659
$85
$114
$51
$1
$85
$54
$15
($264)
$800
Intercompany items
(87)
(5)
(41)
(15)
(3)
(25)
(13)
-
189
-
Adjusted EBITDA including intercompany
$572
$80
$73
$36
($2)
$60
$41
$15
($75)
$800

Supplemental FY 2014 Adj. EBITDA Reconciliation
$’s in millions
1
Represents 100% of Toys (Labuan) Holding Limited ("Asia JV") results.
2
Operating earnings amount for Asia JV includes $1M of sub-licensing revenue related to Macau and the Philippines.
The table above was provided for informational purposes only and is not representative of how the Company manages the business
Europe
Other
Corporate
Domestic
Canada
(ex. UK)
UK
Australia
Japan
Asia JV
1
Intl.
& Other
Total
Operating earnings (loss)
2
$332
$34
$88
$21
$ --
$39
$29
$18
($370)
$191
Depreciation and amortization
210
19
32
15
4
32
14
-
51
377
EBITDA
$542
$53
$120
$36
$4
$71
$43
$18
($319)
$568
Adjustments:
Compensation expense
2
1
3
1
-
1
-
-
14
22
Sponsors’ management and advisory fees
-
-
-
-
-
1
-
-
17
18
Severance
2
3
-
-
-
1
-
-
11
17
Store closure costs
7
-
-
-
(3)
-
-
-
-
4
Property losses, net of insurance recoveries
(9)
-
-
-
-
-
-
-
-
(9)
Litigation
(8)
-
-
-
-
-
-
-
-
(8)
Certain transaction costs
(3)
-
-
-
-
-
-
-
1
(2)
Foreign currency re-measurement
-
15
-
-
-
-
-
-
-
15
Impairment of long-lived assets
8
-
1
-
-
3
-
-
1
13
Net gains on sales of properties
(5)
-
-
-
-
-
-
-
-
(5)
Obsolete inventory adjustment
9
-
-
-
-
-
-
-
-
9
Total Adjustments
3
19
4
1
(3)
6
-
-
44
74
Adjusted EBITDA
$545
$72
$124
$37
$1
$77
$43
$18
($275)
$642
Intercompany items
(89)
(5)
(48)
(19)
(3)
(25)
(12)
-
201
-
Adjusted EBITDA including intercompany
$456
$67
$76
$18
($2)
$52
$31
$18
($74)
$642

Supplemental FY 2013 Adj. EBITDA Reconciliation
$’s in millions
1
Represents 100% of Toys (Labuan) Holding Limited ("Asia JV") results.
2
Operating earnings amount for Asia JV includes $1M of sub-licensing revenue related to Macau and the Philippines.
The table above was provided for informational purposes only and is not representative of how the Company manages the business
Europe
Other
Corporate
Domestic
Canada
(ex. UK)
UK
Australia
Japan
Asia JV
1
Intl.
& Other
Total
Operating (loss) earnings
2
($197)
$67
$103
$16
($9)
($16)
$22
$20
($356)
($350)
Depreciation and amortization
216
20
32
18
4
36
13
-
49
388
EBITDA
$19
$87
$135
$34
($5)
$20
$35
$20
($307)
$38
Adjustments:
Compensation expense
-
-
1
-
-
1
-
-
1
3
Obsolete inventory adjustment
51
-
-
-
-
-
-
-
-
51
Sponsors’ management and advisory fees
-
1
3
1
-
2
-
-
15
22
Severance
-
-
-
-
-
-
-
-
13
13
Store closure costs
1
-
-
1
-
-
-
-
-
2
Litigation
-
-
-
-
-
-
-
-
23
23
Certain transaction costs
-
-
-
-
-
-
-
-
1
1
Goodwill impairment
361
-
-
-
-
17
-
-
-
378
Prior period adjustment
20
-
-
-
-
-
-
-
(4)
16
Impairment of long-lived assets
19
-
1
9
-
14
-
-
1
44
Net gains on sales of properties
(8)
-
-
-
-
-
-
-
-
(8)
Total Adjustments
444
1
5
11
-
34
-
-
50
545
Adjusted EBITDA
$463
$88
$140
$45
($5)
$54
$35
$20
($257)
$583
Intercompany items
(92)
(7)
(54)
(20)
(4)
(35)
(11)
-
223
-
Adjusted EBITDA including intercompany
$371
$81
$86
$25
($9)
$19
$24
$20
($34)
$583